SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 26, 2004
                                 --------------

                           America Service Group Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                         0-23340                     51-0332317
-----------------                 -------------           ----------------------
(State or other                    (Commission                 (IRS Employer
  jurisdiction                     File Number)           Identification Number)
 of incorporation


105 Westpark Drive, Suite 200, Brentwood, Tennessee                    37027
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(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                          ----------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 12. Results of Operations and Financial Condition.

         On April 26, 2004, America Service Group Inc. (the "Company") issued a press release reporting results for the first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERICA SERVICE GROUP INC.



Date:  April 26, 2004                        By: /s/ Michael Taylor
                                                 -------------------------------
                                                 Michael Taylor
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description of Exhibits
-------    -----------------------

 99.1 Press release dated April 26, 2004, issued by America Service Group Inc. reporting results for the first quarter ended March 31, 2004.